UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2010

Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

(MNP)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal Partners Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

*            Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	14

Additional shareholder information	20

Dividend reinvestment plan	21

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal Partners Fund Inc. for the six-month reporting period ended May 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month – 411,000 – were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

Over the course of the six-month reporting period ended May 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, outperformed U.S. Treasuries during the reporting period as a whole. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount

IV	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Investment commentary (cont’d)

rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended May 31, 2010. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Despite the debt crisis in Greece and other headwinds late in the period, the spread sectors generated solid results over the period.

Both short- and long-term Treasury yields fluctuated during the period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.67% and 3.21%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.72% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Over the six-month reporting period, Treasury yields increased across the yield curvevii, largely the result of improving economic data and, in the case of longer-term Treasuries, due to fears of future inflation given the government’s massive stimulus program.

The municipal bond market outperformed its taxable bond counterpart over the six months ended May 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexviii and the Barclays Capital U.S. Aggregate Indexix returned 3.60% and 2.08%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended May 31, 2010, Western Asset Municipal Partners Fund Inc. returned 5.53% based on its net asset value (“NAV”)x and 10.39% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 3.60% for the same period. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagexi returned 7.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.40 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$14.80 (NAV)	5.53%
$13.79 (Market Price)	10.39%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	V

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Diversification does not assure against market loss. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v       The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi      Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii    The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii     The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ix           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

x              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi           Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds in the Fund’s Lipper category.

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Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2010

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.2%
Arizona — 1.8%
Glendale, AZ, Transportation Excise Tax Revenue, NATL	5.000%	7/1/28	$2,855,000	$2,998,864
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/29	1,000,000	1,076,250
Total Arizona				4,075,114
California — 17.3%
California Health Facilities Finance Authority Revenue, Catholic Healthcare West	5.625%	7/1/32	5,000,000	5,120,400
California Housing Finance Agency Revenue, Home Mortgage	4.800%	8/1/37	2,000,000	1,596,920	(a)
California State, GO	5.250%	10/1/21	2,500,000	2,704,725
California State, GO	5.000%	10/1/29	3,500,000	3,525,725
California State, GO, Unrefunded Balance	5.125%	6/1/24	35,000	35,384
California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA, Mortgage Insurance	5.000%	11/15/28	1,500,000	1,433,790
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/23	4,000,000	4,359,920
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, AGM	5.000%	7/1/35	5,000,000	5,109,900
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,490,000	2,895,471
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	3,294,480
Southern California Public Power Authority, Project Number 1	5.000%	11/1/33	2,000,000	1,822,400
Turlock, CA, Irrigation District Revenue	5.000%	1/1/35	2,500,000	2,536,025	(b)
Turlock, CA, Public Financing Authority, Tax Allocation Revenue, AGM	5.000%	9/1/30	2,500,000	2,461,025
University of California Revenues, AMBAC	5.000%	5/15/36	2,620,000	2,661,527
Total California				39,557,692
Colorado — 5.2%
Colorado Health Facilities Authority Revenue:
Poudre Valley Health Care	5.000%	3/1/25	2,850,000	2,866,502
Sisters of Charity of Leavenworth Health System Inc.	5.250%	1/1/25	3,500,000	3,660,685
Colorado Springs, CO, Hospital Revenue	6.375%	12/15/30	495,000	514,914	(c)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.750%	11/15/18	480,000	508,622
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	4,000,000	4,369,880
Total Colorado				11,920,603
Connecticut — 0.3%
Connecticut State HFA, Housing Mortgage Finance Program	6.000%	11/15/38	635,000	661,867
Florida — 4.7%
Florida State Department of Environmental Protection, Preservation Revenue, Florida Forever, AMBAC	5.000%	7/1/21	2,000,000	2,165,400
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, AGM	5.000%	10/1/41	2,000,000	2,012,040
Orlando, FL, Utilities Commission, Utility System Revenue	5.250%	10/1/22	3,440,000	4,072,547
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/30	2,000,000	2,068,760
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	500,000	454,880	(d)
Total Florida				10,773,627
Hawaii — 0.9%
Hawaii State Airport System Revenue, FGIC	6.000%	7/1/19	2,000,000	2,028,040	(a)(c)

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	3

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — 12.4%
Chicago, IL, Midway Airport Revenue:
NATL	5.500%	1/1/29	$2,000,000	$1,999,920
NATL	5.625%	1/1/29	3,750,000	3,750,225	(a)
Chicago, IL, Park District, GO, Refunding, FGIC	5.000%	1/1/29	5,000,000	5,273,150
Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC	5.250%	12/1/18	1,000,000	1,121,390
Cook County, IL, Community College District No. 524 Moraine Valley, GO, NATL	5.000%	12/1/25	1,500,000	1,595,310
Illinois EFA Revenue, Northwestern University	5.500%	12/1/13	2,000,000	2,181,360
Illinois Health Facilities Authority Revenue:
Refunding, Lutheran General Health System	7.000%	4/1/14	1,450,000	1,612,255
Refunding, SSM Health Care, NATL	6.550%	6/1/13	1,850,000	2,141,449	(e)
Servantoor Project, AGM	6.000%	8/15/12	2,000,000	2,110,520	(e)
South Suburban Hospital Project	7.000%	2/15/18	555,000	658,047	(e)
Illinois Municipal Electric Agency Power Supply, FGIC	5.250%	2/1/28	4,145,000	4,297,826
Illinois State, GO, First Series, AGM	5.500%	5/1/16	1,500,000	1,693,905
Total Illinois				28,435,357
Indiana — 1.9%
Indiana Bond Bank Revenue	5.000%	8/1/23	715,000	727,613	(c)
Indiana Bond Bank Revenue, Unrefunded Balance	5.000%	8/1/23	1,285,000	1,307,667	(c)
Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, AMBAC	5.000%	5/1/35	2,390,000	2,218,087
Total Indiana				4,253,367
Kansas — 0.6%
Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity	6.250%	12/1/28	1,430,000	1,445,172
Maryland — 5.0%
Maryland State Economic Development Corp., EDR, Transportation Facilities Project	5.750%	6/1/35	1,000,000	1,015,950
Maryland State Health & Higher EFA Revenue:
Carroll County General Hospital	6.000%	7/1/37	3,000,000	3,057,780	†
Suburban Hospital	5.500%	7/1/16	2,500,000	2,708,175
University of Maryland Medical Systems	6.750%	7/1/30	1,000,000	1,014,970	(c)
University of Maryland Medical Systems	6.000%	7/1/32	1,000,000	1,109,570	(c)
Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC	5.500%	4/1/15	2,500,000	2,630,625	(a)
Total Maryland				11,537,070
Massachusetts — 1.8%
Massachusetts State HEFA Revenue, Partners Health	5.750%	7/1/32	2,405,000	2,566,087	(c)
Massachusetts State HEFA Revenue, Partners Health, Unrefunded Balance	5.750%	7/1/32	95,000	96,956
Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Unrefunded Balance	5.750%	8/1/29	355,000	357,421
Massachusetts State Water Resources Authority, NATL	5.000%	8/1/34	1,000,000	1,056,580
Total Massachusetts				4,077,044

See Notes to Financial Statements

4	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 4.8%
Detroit, MI, GO, District State Aid	5.250%	11/1/24	$3,500,000	$3,595,935
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.750%	5/15/38	2,000,000	2,039,520
Refunding, Sparrow Hospital Obligated	5.000%	11/15/36	2,500,000	2,353,275
Trinity Health	5.375%	12/1/30	3,000,000	3,028,170
Total Michigan				11,016,900
Missouri — 0.9%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.375%	8/1/38	2,000,000	1,995,520
Nevada — 1.0%
Clark County, NV, GO, AMBAC	5.000%	11/1/21	2,000,000	2,182,880
New Jersey — 5.6%
New Jersey EDA:
PCR, Revenue, Public Service Electric and Gas Co. Project, NATL	6.400%	5/1/32	5,150,000	5,165,862	(a)
Water Facilities Revenue, New Jersey American Water Co. Inc. Project, FGIC	6.875%	11/1/34	5,450,000	5,468,421	(a)
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	2,000,000	2,114,440
Total New Jersey				12,748,723
New York — 10.7%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	1,000,000	1,030,010
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	2,000,000	2,002,640
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	500,000	475,300
New York City, NY, GO, Unrefunded Balance	6.000%	5/15/30	20,000	20,257
New York City, NY, TFA Revenue, Unrefunded Balance, Future Tax Secured	5.500%	11/15/17	4,115,000	4,534,607	†
New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, AMBAC	5.500%	5/15/30	3,365,000	3,795,383
New York State Dormitory Authority Revenue, Non-State Supported Debt, Columbia University	5.000%	7/1/38	2,000,000	2,145,400
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC	5.000%	4/1/26	4,700,000	5,053,722
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/26	5,000,000	5,389,650
Total New York				24,446,969
North Carolina — 0.5%
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group	5.000%	11/1/39	1,200,000	1,210,428
Ohio — 0.5%
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.700%	8/1/20	1,000,000	1,071,630
Oregon — 0.6%
Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems	5.250%	10/1/18	1,250,000	1,356,425

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	5

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 1.7%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	$ 500,000	$ 531,815
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	2,685,000	2,853,940
Philadelphia, PA, School District, GO, AGM	5.500%	2/1/31	500,000	540,690	(c)
Total Pennsylvania				3,926,445
Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	3,000,000	3,139,350
Tennessee — 0.7%
Memphis-Shelby County, TN, Airport Authority Revenue, AMBAC	6.000%	3/1/24	1,655,000	1,670,425	(a)
Texas — 14.0%
Aledo, TX, GO, ISD, School Building, PSF	5.000%	2/15/30	5,000,000	5,238,200
Austin, TX, Water & Wastewater System Revenue	5.000%	11/15/26	2,500,000	2,699,150
Austin, TX, Water & Wastewater System Revenue	5.125%	11/15/28	2,210,000	2,389,540
Beaumont, TX, ISD, GO, School Building, PSF	5.000%	2/15/33	1,100,000	1,154,131
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project	5.950%	5/15/33	4,750,000	4,691,290	(a)(f)
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems	5.250%	12/1/18	2,960,000	3,105,869
Kemp, TX, ISD, GO, School Building	5.250%	2/15/33	3,450,000	3,663,555
Mesquite, TX, ISD No. 1, GO, Capital Appreciation, PSFG	0.000%	8/15/27	1,000,000	426,210
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,613,750
Spring, Tex, ISD, GO, SchoolHouse, PSF	5.000%	8/15/23	1,000,000	1,115,130
Texas State Turnpike Authority Revenue, First Tier, AMBAC	5.500%	8/15/39	5,000,000	5,055,200
Total Texas				32,152,025
Washington — 3.5%
Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, AMBAC	5.450%	7/1/37	2,900,000	2,910,005	(a)
Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, NATL	5.000%	3/1/30	2,000,000	2,045,580
Washington State Health Care Facilities Authority Revenue, PeaceHealth	5.000%	11/1/28	3,000,000	3,056,250
Total Washington				8,011,835
Wisconsin — 1.4%
Wisconsin State HEFA Revenue, SSM Health Care Corp.	5.000%	6/1/25	3,110,000	3,203,735
Total Investments Before Short-Term Investments (Cost — $220,224,778)				226,898,243
Short-Term Investments — 0.8%
Minnesota — 0.3%
Minnesota Agricultural & Economic Development Board Revenue, Health Care Facilities, SPA-Wells Fargo Bank N.A.	0.260%	6/1/10	700,000	700,000	(g)
Missouri — 0.1%
Missouri State HEFA Revenue, St. Louis University, LOC-Wells Fargo Bank N.A.	0.270%	6/1/10	300,000	300,000	(g)
New York — 0.3%
Nassau County, NY, IDA, Civic Facility Revenue, Cold Spring Harbour Laboratory, SPA-JPMorgan Chase	0.250%	6/1/10	700,000	700,000	(g)

See Notes to Financial Statements

6	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.1%
Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.270%	6/1/10	$ 200,000	$ 200,000	(g)
Total Short-Term Investments (Cost — $1,900,000)				1,900,000
Total Investments — 100.0% (Cost — $222,124,778#)				$228,798,243

(a)         Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)        Security is purchased on a when-issued basis.

(c)         Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)          Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

(g)         Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#            Aggregate cost for federal income tax purposes is substantially the same.

†            All or a portion of this security is held at the broker as collateral for futures contracts.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Community Development Authority
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
LOC	— Letter of Credit
MWRA	— Massachusetts Water Resources Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	7

Western Asset Municipal Partners Fund Inc.

Summary of Investments by Industry†

Health Care	20.1%
Power	13.4
Transportation	12.6
Local general obligation	12.1
Special tax obligation	10.3
Industrial revenue	7.6
Water & sewer	6.9
Pre-refunded/escrowed to maturity	6.4
Education	3.3
Leasing	2.2
State general obligation	1.9
Housing	1.0
Solid waste/resource recovery	0.9
Other	0.5
Short-term investments	0.8
100.0%

†              As a percentage of total investments. Please note that Fund holdings are as of May 31, 2010 and are subject to change.

Ratings Table*

S&P/Moody’s/Fitch**
AAA/Aaa	23.3%
AA/Aa	32.1
A	33.2
BBB/Baa	7.3
NR	3.3
A-1/VMIG1	0.8
100.0%

*            As a percentage of total investments.

**     In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 8 and 9 for definitions of ratings.

See Notes to Financial Statements

8	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	9

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

10	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2010

Assets:
Investments, at value (Cost — $222,124,778)	$228,798,243
Cash	6,319
Interest receivable	2,819,722
Prepaid expenses	41,675
Total Assets	231,665,959

Liabilities:
Payable for securities purchased	2,545,625
Investment management fee payable	106,795
Payable to broker — variation margin on open futures contracts	21,875
Distributions payable to Auction Rate Cumulative Preferred Stockholders	6,382
Directors’ fees payable	6,334
Accrued expenses	127,392
Total Liabilities	2,814,403
Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $50,000 per share) (Note 5)	85,000,000
Total Net Assets	$143,851,556

Net Assets:
Par value ($0.001 par value; 9,719,063 shares issued and outstanding; 100,000,000 shares authorized)	$9,719
Paid-in capital in excess of par value	135,567,168
Undistributed net investment income	3,341,257
Accumulated net realized loss on investments and futures contracts	(1,954,884)
Net unrealized appreciation on investments and futures contracts	6,888,296
Total Net Assets	$143,851,556

Shares Outstanding	9,719,063

Net Asset Value	$14.80

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	11

Statement of operations (unaudited)

For the six months ended May 31, 2010

Investment Income:
Interest	$5,602,718

Expenses:
Investment management fee (Note 2)	622,816
Auction participation fees (Note 5)	90,737
Audit and tax	57,327
Legal fees	43,622
Directors’ fees	28,689
Stock exchange listing fees	21,121
Transfer agent fees	21,078
Shareholder reports	17,488
Custody fees	3,953
Insurance	3,801
Miscellaneous expenses	6,440
Total Expenses	917,072
Net Investment Income	4,685,646

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	515,507
Futures contracts	(622,869)
Net Realized Loss	(107,362)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	3,003,914
Futures contracts	214,831
Change in Net Unrealized Appreciation/Depreciation	3,218,745
Net Gain on Investments and Futures Contracts	3,111,383
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(164,628)
Increase in Net Assets From Operations	$7,632,401

See Notes to Financial Statements

12	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2010 (unaudited), the Period Ended November 30, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$ 4,685,646	$ 8,705,987	$ 9,186,427
Net realized loss	(107,362)	(927,457)	(974,791)
Change in net unrealized appreciation/depreciation	3,218,745	24,809,865	(26,263,000)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From:
Net investment income	(164,628)	(472,187)	(2,779,113)
Net realized gains	—	—	(191,771)
Increase (Decrease) in Net Assets From Operations	7,632,401	32,116,208	(21,022,248)

Distributions to Common Stock Shareholders From (Note 1):
Net investment income	(3,863,328)	(6,220,200)	(6,037,394)
Net realized gains	—	—	(374,759)
Decrease in Net Assets From Distributions to Common Shareholders	(3,863,328)	(6,220,200)	(6,412,153)

Fund Share Transactions:
Cost of tendered shares (0, 0 and 1,049,983 tendered shares, respectively) (Note 7)	—	—	(15,048,949)
Decrease in Net Assets From Fund Share Transactions	—	—	(15,048,949)
Increase (Decrease) in Net Assets	3,769,073	25,896,008	(42,483,350)

Net Assets:
Beginning of period	140,082,483	114,186,475	156,669,825
End of period*	$143,851,556	$140,082,483	$114,186,475
* Includes undistributed net investment income of:	$3,341,257	$2,683,567	$689,045

† For the period January 1, 2009 through November 30, 2009.

See Notes to Financial Statements

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2010[1]	2009[2,3]	2008[3,4]	2007[3,4]	2006[3,4]	2005[4]	2004[4]

Net asset value, beginning of period	$14.41	$11.75	$14.55	$14.79	$14.89	$15.33	$15.52

Income (loss) from operations:
Net investment income	0.48	0.90	0.93	0.89	0.90	0.92	0.93
Net realized and unrealized gain (loss)	0.33	2.45	(2.81)	(0.20)	(0.01)	(0.32)	(0.12)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(0.02)	(0.05)	(0.29)	(0.31)	(0.25)	(0.17)	(0.08)
Net realized gains	—	—	(0.02)	(0.01)	(0.00) [5]	(0.00) [5]	(0.01)
Total income (loss) from operations	0.79	3.30	(2.19)	0.37	0.64	0.43	0.72

Distributions paid to common stock shareholders from:
Net investment income	(0.40)	(0.64)	(0.60)	(0.62)	(0.77)	(0.84)	(0.84)
Net realized gains	—	—	(0.04)	(0.01)	(0.00) [5]	(0.03)	(0.07)
Total distributions paid to common stock shareholders	(0.40)	(0.64)	(0.64)	(0.63)	(0.77)	(0.87)	(0.91)
Increase in Net Asset Value due to shares repurchased in tender offer	—	—	0.03	0.02	0.03	—	—

Net asset value, end of period	$14.80	$14.41	$11.75	$14.55	$14.79	$14.89	$15.33

Market price, end of period	$13.79	$12.86	$9.69	$13.24	$14.19	$13.60	$13.45
Total return, based on NAV[6,7]	5.53%	28.54%	(15.35)%	2.74%	4.68%	2.85%	4.82%
Total return, based on Market Price[7]	10.39%	39.80%	(22.67)%	(2.22)%	10.22%	7.64%	2.68%

Net assets, end of period (000s)	$143,852	$140,082	$114,186	$156,670	$76,629	$85,727	$88,262

Ratios to average net assets based on common shares outstanding[8]:
Gross expenses	1.29%[9]	1.37%[9]	1.48%	1.48%[10]	1.41%	1.30%	1.32%
Net expenses	1.29 [9]	1.37 [9]	1.48 [11]	1.48 [10]	1.41 [12]	1.30	1.32
Net investment income	6.61 [9]	7.23 [9]	6.67	6.15	6.09	6.07	6.05

Portfolio turnover rate	12%	18%	46%	47%	18%	40%	38%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	$85,000	$40,000	$40,000	$40,000
Asset Coverage Per Share	134,619	132,401	117,169	142,159	145,786	157,159	160,328
Involuntary Liquidating Preference Per Share[13]	50,000	50,000	50,000	50,000	50,000	50,000	50,000

1                   For the six months ended May 31, 2010 (unaudited).

2                   For the period January 1, 2009 through November 30, 2009.

3                   Per share amounts have been calculated using the average shares method.

4                   For the year ended December 31.

5                   Amount represents less than $0.01 per share.

6                   Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7                   The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8                   Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

9                   Annualized.

10              Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.25%.

11              The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

12              Reflects fee waivers and/or expense reimbursements.

13              Excludes accumulated and unpaid distributions.

See Notes to Financial Statements

14	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	15

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$226,898,243	—	$226,898,243
Short-term investments†	—	1,900,000	—	1,900,000
Total investments	—	$228,798,243	—	$228,798,243
Other financial instruments:
Futures contracts	$214,831	—	—	214,831
Total	$214,831	$228,798,243	—	$229,013,074

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Concentration of credit risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 5.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net

16	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$39,243,073
Sales	27,323,427

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 7,860,028
Gross unrealized depreciation	(1,186,563)
Net unrealized appreciation	$ 6,673,465

At May 31, 2010, the Fund has the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	100	9/10	$12,480,456	$12,265,625	$214,831

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	17

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES[1]

Interest Rate Contracts Risk
Futures contracts[2]	$214,831

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2         Includes cumulative appreciation/(depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(622,869)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$214,831

During the six months ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,112,054

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Auction rate preferred stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Cumulative Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund now has 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends

18	Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund pays the applicable maximum rate. The dividend rates ranged from 1.142% to 11.347% during the year ended December 31, 2008, from 0.381% to 1.432% during the period ended November 30, 2009 and from 0.259% to 0.503% during the six months ended May 31, 2010. The weighted average dividend rate for the year ended December 31, 2008, the period ended November 30, 2009 and the six months ended May 31, 2010 were 3.495%, 0.607% and 0.388%, respectively. At December 31, 2008, November 30, 2009 and at May 31, 2010 the dividend rates were 1.432%, 0.457% and 0.457%, respectively.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009 and December 28, 2009, Citigroup Global Markets Inc. (“CGM”) and Merrill Lynch, Pierce, Fenner & Smith Inc., respectively, reduced their participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2010, the Fund paid $90,737 to participating broker/dealers. Effective June 1, 2010, Wells Fargo Advisors, LLC reduced its participation fee to an annual rate of 0.10% of the purchase price of the ARCPS, in the case of a failed auction.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

6. Distributions subsequent to May 31, 2010

Common Stock Distributions. On May 17, 2010, the Board of Directors of the Fund declared three common stock distributions from net investment income each in the amount of $0.0675 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

Western Asset Municipal Partners Fund Inc. 2010 Semi-Annual Report	19

7. Tender offer

On January 15, 2008, the Fund, in accordance with its tender offer for up to 538,453 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.62 per share (98% of the net asset value per share of $14.91). These shares represent 5% of the Fund’s then outstanding shares.

On July 15, 2008, the Fund, in accordance with its tender offer for up to 511,530 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.03 per share (98% of the net asset value per share of $14.32). These shares represent 5% of the Fund’s then outstanding shares.

8. Capital loss carryforward

As of November 30, 2009, the Fund had a net capital loss carryforward of approximately $1,344,403, of which $891,295 expires in 2016 and $453,108 expires in 2017. These amounts will be available to offset any future taxable capital gains.

20	Western Asset Municipal Partners Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on March 31, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld
William R. Hutchinson	8,634,463	175,668
Jeswald W. Salacuse	8,618,250	191,542

At May 31, 2010, in addition to William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Riordan Roett

R. Jay Gerken, CFA

Western Asset Municipal Partners Fund Inc.	21

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

22	Western Asset Municipal Partners Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

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Western Asset

Municipal Partners Fund Inc.

Directors	Western Asset Municipal Partners Fund Inc.	Independent registered public
Carol L. Colman	55 Water Street	accounting firm
Daniel P. Cronin	New York, NY 10041	KPMG LLP
Paolo M. Cucchi		345 Park Avenue
Leslie H. Gelb	Investment manager	New York, NY 10154
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC
Chairman		Legal counsel
William R. Hutchinson	Subadviser	Simpson Thacher & Bartlett LLP
Riordan Roett	Western Asset Management Company	425 Lexington Avenue
Jeswald W. Salacuse		New York, NY 10017
Auction agent
Officers	Deutsche Bank	New York Stock Exchange
R. Jay Gerken, CFA	60 Wall Street	Symbol
President and Chief Executive Officer	New York, NY 10005	MNP
Kaprel Ozsolak
Chief Financial Officer	Custodian
Ted P. Becker	State Street Bank and Trust Company
Chief Compliance Officer	1 Lincoln Street
John Chiota	Boston, MA 02111
Identity Theft Protection Officer
Robert I. Frenkel	Transfer agent
Secretary and	American Stock Transfer & Trust Company
Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares ofthe Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010083 7/10 SR10-1124

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 3, 2010